MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of March 30, 2006

between

FIRST HORIZON ASSET SECURITIES INC.

(Purchaser)

and

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

(Seller)

First Horizon ABS Trust 2006-HE1

MORTGAGE LOAN PURCHASE AGREEMENT, dated as of March 30, 2006 (this “Agreement”), between First Tennessee Bank National Association (the “Seller”) and First Horizon Asset Securities Inc. (the “Purchaser”).

W I T N E S S E T H

WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the “Mortgage Notes”) indicated on Schedule I hereto (the “Mortgage Loan Schedule”), and the Related Documents (as defined in Section 2.03 below, and together with the Mortgage Notes, the “Mortgage Loans”);

WHEREAS, the Seller, as of the date hereof, owns the mortgages (the “Mortgages”) on the properties (the “Mortgaged Properties”) securing the Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans;

WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement; and

WHEREAS, pursuant to the terms of a Sale and Servicing Agreement dated as of March 1, 2006 (the “Sale and Servicing Agreement”) among the Seller, as seller and as servicer, the Purchaser, as depositor, The Bank of New York, as indenture trustee (the “Indenture Trustee”) and First Horizon ABS Trust 2006-HE1 (the “Trust”), the Purchaser will convey the Mortgage Loans to the Trust.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01  Definitions. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Sale and Servicing Agreement.

ARTICLE II
SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01  Sale of Mortgage Loans. The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in and to (i) each Mortgage Loan and the related Mortgage File, including its Cut-Off Date Principal Balance (including all Additional Balances resulting from Draws made pursuant to the related Mortgage Note prior to the termination of the Trust; provided, however, that the Purchaser does not assume any obligation under any Mortgage Note to fund any such future Draws, and the Purchaser will not be obligated or permitted to fund any such future Draws) and all collections in respect of interest and principal received after the related Cut-Off Date; (ii) property that secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its rights under any insurance policies maintained in respect of the Mortgage Loans (including any insurance proceeds); and (iv) any and all proceeds of the foregoing.

Section 2.02  Reserved.

Section 2.03  Obligations of Seller Upon Sale. In connection with any transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser or to the Owner Trustee as assignee of the Purchaser, as applicable, pursuant to this Agreement and (b) to deliver to the Purchaser or at the direction of the Purchaser, to the Indenture Trustee, as applicable, a computer file containing a true and complete list of all such Mortgage Loans specifying, among other things, for each such Mortgage Loan, as of the Cut-Off Date, (1) its account number and (2) the Cut-Off Date Principal Balance. Such file, which forms a part of Exhibit A to the Sale and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

In connection with such transfer by the Seller, the Seller agrees to:

(i)
on behalf of the Purchaser, on or before the Closing Date, deliver to and deposit with the Purchaser or, at the direction of the Purchaser, to the Indenture Trustee (or its designee), the Mortgage Loan Schedule in computer readable format; and

(ii)
on behalf of the Purchaser, deliver to and deposit with the Custodian, for the benefit of the Indenture Trustee and the Insurer, the following documents or instruments with respect to each Mortgage Loan so assigned:

(A)  the original Mortgage Note, endorsed in blank, or a copy of such original Mortgage Note with an accompanying Lost Note Affidavit;

(B)  the original Assignment of Mortgage from the Seller to “The Bank of New York, as Indenture Trustee for First Horizon ABS Trust 2006-HE1”, which assignment shall be in form and substance acceptable for recording;

(C)  the original recorded Mortgage or a copy of such recorded Mortgage, certified by the Seller as being a true and complete copy thereof; provided that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Custodian a copy of such original Mortgage, certified by the Seller as being a true and complete copy thereof and certifying that such original Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered to the Custodian the original recorded Mortgage, or a copy thereof, certified by the Seller as being a true and complete copy thereof, promptly upon its receipt thereof;

(D)  (i) if the Credit Limit for such Mortgage Loan is greater than $1,000,000, the original attorney’s opinion of title or the original policy of title insurance, or a copy of the original attorney’s opinion of title or the original policy of title insurance, certified by the Seller as being a true and complete copy thereof; or (ii) if the Credit Limit for such Mortgage Loan is equal to or less than $1,000,000, the Seller may deliver to the Custodian an original lender’s policy of title insurance or a copy of the original lender’s policy of title insurance of a copy thereof, certified by the Seller as being a true and complete copy thereof, or appropriate evidence of lien protection coverage; or (iii) if the Mortgage Loan is a “combo loan” pursuant to which the Seller has also originated the related Senior Lien, the Seller may deliver to the Custodian a copy of the original attorney’s opinion of title or the original policy of title insurance for the first lien mortgage loan;

(E)  all original intervening recorded assignments, or copies of such intervening assignments certified by the Seller as being true and complete copies of the interim assignments (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the related Mortgage); provided that if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office; and

(F)  originals of all assumption and modification agreements, if any, or copies thereof, certified by the Seller as being true and complete copies thereof,

provided, however, that as to any Mortgage Loan, if as evidenced by an Opinion of Counsel delivered to and in form and substance satisfactory to the Owner Trustee, the Indenture Trustee, the Insurer and the Rating Agencies, (x) an optical image or other representation of the related documents specified in clause (ii)(C) above is enforceable in the relevant jurisdictions to the same extent as the original of such document and (y) such optical image or other representation does not impair the ability of an owner of such Mortgage Loan to transfer or perfect its interest in such Mortgage Loan, such optical image or other representation may be delivered as required in clause (ii) above.

The Seller hereby confirms to the Purchaser that it has made the appropriate entries in its general accounting records, to indicate clearly and unambiguously that such Mortgage Loans have been sold to the Purchaser by the Seller, sold by the Purchaser to the Trust and pledged by the Trust to the Indenture Trustee and constitute part of the Trust in accordance with the terms of the Sale and Servicing Agreement.

The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to Section 2.01 above.

The Seller hereby acknowledges that, within 90 days following the occurrence of an Assignment Event specified in clause (i) of the definition thereof, the Seller shall (i) segregate (a) the Related Documents from documents and instruments relating to mortgage loans that are not Mortgage Loans and (b) the Mortgage Note from the Related Documents for each Mortgage Loan and shall assemble and maintain the Mortgage Notes together (separate and apart from the Related Documents) and (ii) prepare an Assignment of Mortgage for each Mortgage Loan. The Assignments of Mortgage will be held by the Seller pursuant to Section 2.01(b) of the Sale and Servicing Agreement.

The Seller acknowledges that the Indenture Trustee is required to review the Mortgage Notes and Related Documents in the case of any delivery required upon the occurrence of an Assignment Event pursuant to Sections 2.01(d) and (e) of the Sale and Servicing Agreement and if the Indenture Trustee finds any document or documents not to have been properly executed, or to be missing or to be defective in any material respect, the Indenture Trustee is required to notify the Seller. If the Seller does not within the time period specified in Section 2.02(b) of the Sale and Servicing Agreement correct or cure such omission or document deficiency, the Seller shall either repurchase such relevant Mortgage Loan directly from the Trust or substitute an Eligible Substitute Mortgage Loan for such Mortgage Loan, in either case, within the time frame and in the manner specified in Section 2.02(b) of the Sale and Servicing Agreement.

Without limiting the generality of the foregoing, the Seller hereby agrees to take such actions described in Section 2.01(a) of the Sale and Servicing Agreement as are necessary to complete and file any UCC Financing Statements and any continuation statements required to perfect and protect the Purchaser's interest in the Mortgage Loans.

Section 2.04  Payment of Purchase Price for the Mortgage Loans. (a) In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on or before the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to the sum of $298,900,600 in respect of the Mortgage Loans (the “Purchase Price”). The Purchaser shall pay all expenses it incurs in connection with the Trust's issuance of the Notes, including, without limitation, printing fees incurred in connection with the prospectus relating to the Notes, blue sky registration fees and expenses, fees and expenses of Purchaser's counsel, fees of the rating agencies requested to rate the Notes, accountant's fees and expenses and the fees of the Insurer as set forth in the Insurance and Indemnity Agreement.

(b) Each Mortgage Note permits the related Mortgagor to make Draws against its Mortgage Loan. Such Draws will create Additional Balances, which Additional Balances the Seller shall sell to the Purchaser or its assignee from time to time. In consideration of the sale of Additional Balances by the Seller to the Purchaser from time to time, the Purchaser agrees to pay the Seller on the date any such Additional Balance is delivered an amount equal to the outstanding principal balance of such Additional Balance. Payment will be made, (i) during the Managed Amortization Period, (A) from Principal Collections, to the extent that Principal Collections exceed Draws, and/or (B) by increasing the value of the Transferor Interest, to the extent that Draws exceed Principal Collections, and (ii) during the Rapid Amortization Period, by increasing the value of the Transferor Interest. Any increase in the value of the Transferor Interest, which shall initially be held by the Seller, will result in a corresponding increase in the value of the Seller's interest in the Purchaser.

(c) The Seller, at its expense, shall within 90 days of an Assignment Event cause the Custodian to submit to the appropriate recording offices Assignments of Mortgage to the Indenture Trustee on behalf of the Trust, which may be blanket assignments if permitted by applicable law, for the Mortgage Loans. In lieu of recording any such Assignments of Mortgage, the Custodian, at its expense, may provide to the Indenture Trustee and the Insurer and Opinion of Counsel in a form reasonably acceptable to the Indenture Trustee and the Insurer, to the effect that recordation of an Assignment of Mortgage in one or more states where the related Mortgaged Properties are located is not necessary to protect the interests of the Owner Trustee, the Indenture Trustee or the Class A Noteholders in the related Mortgage Loans. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller, at its own expense, shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Seller shall be required to submit each such Assignment of Mortgage for recording. Any failure of the Seller to comply with this Section shall result in the obligation of the Seller to repurchase or substitute an Eligible Substitute Mortgage Loan for the related Mortgage Loan pursuant to the provisions of the Sale and Servicing Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES;
REMEDIES FOR BREACH

Section 3.01  Seller Representations and Warranties Relating to the Mortgage Loans. The Seller represents and warrants to the Purchaser that with respect to the Mortgage Loans as of the Closing Date, each of the representations and warranties contained in Section 2.04 of the Sale and Servicing Agreement, with the same force and effect as if fully set forth herein, are true and correct as of the Closing Date.

With respect to the representations and warranties set forth in this Section 3.01 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer, the Insurer or a Responsible Officer of the Indenture Trustee, pursuant to the Sale and Servicing Agreement, that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

With respect to any breach of a representation or warranty set forth in this Section 3.01, the Seller shall cure, repurchase or substitute the related Mortgage Loan in accordance with the Sale and Servicing Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Files and the sale and assignment of the Mortgage Loans as contemplated hereby.

Section 3.02  Seller Representations and Warranties – General. The Seller hereby represents and warrants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

(i)
The Seller is a duly organized and validly existing national banking association, in good standing under the laws of the United States and has the power and authority to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) the performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans, or (d) the ability to foreclose on the related Mortgaged Properties;

(ii)
The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and to consummate all of the transactions contemplated under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

(iii)
The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as the case may be, as shall have been obtained or filed, prior to the Closing Date;

(iv)
The execution, delivery and performance of this Agreement by it will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its Articles of Incorporation or Bylaws, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to, any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound;

(v)
No certificate of an officer, statement famished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, 'statement or report, as applicable, not misleading;

(vi)	The transactions contemplated by this Agreement are bona fide, arm’s-length transactions between the Seller and the Purchaser, and are being undertaken in the ordinary course of the Seller's business;

(vii)	The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans as contemplated by this Agreement, nor is the Seller aware of any pending insolvency;

(viii)
The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties hereunder;

(ix)	The Seller has designated Memphis, Tennessee as the city and state of the Seller's main office in its organization certificate and such designation has not been changed;

(x)
There are no actions or proceedings against, or investigations of the Seller pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (a) that, if determined adversely, would prohibit the Seller from entering into this Agreement or the Sale and Servicing Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (c) that, if determined adversely, would prohibit or materially and adversely affect the Seller's performance of any of its respective obligations under, or the validity or enforceability of, this Agreement or the Sale and Servicing Agreement;

(xi)	The Seller is not selling the Mortgage Loans to the Purchaser under this Agreement with any intent to hinder, delay or defraud any of its creditors and not in contemplation of insolvency;

(xii)	The Seller represents and warrants that it acquired title to the Mortgage Loans in good faith, without notice of any adverse claim thereto;

(xiii)
The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller to the Purchaser pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

(xiv)	The Purchase Price constitutes adequate consideration for the security interest granted pursuant to Section 6.07 hereof;

(xv)
Each of the Credit Policy and Executive Committee of the Seller and the Senior Credit Policy Committee of the Seller has authorized the Seller to enter into transactions of the type contemplated by this Agreement and each such authorization has not been modified or rescinded and is in full force and effect as of the date of this Agreement; and

(xvi)
So long as the Notes remain outstanding, the Seller will treat this Agreement as an official record of the Seller within the meaning of Section 13(e) of the Federal Deposit Insurance Act (12 U.S.C. Section 1823(e)).

(xvii)
The Seller has been since the date of its organization and currently is a national banking association organized solely under the laws of the United States; the organization certificate and articles of association of the Seller designate the State of Tennessee as the state in which the Seller’s main office is located; and the chief executive office of the Seller for the five years immediately preceding the date hereof continuously has been located only in the State of Tennessee.

ARTICLE IV
SELLER'S' COVENANTS

Section 4.01  Covenants of the Seller. The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Purchaser, the Insurer and the Owner Trustee of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust and the Indenture Trustee in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes or other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

ARTICLE V
TERMINATION

Section 5.01  Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate upon the termination of the Trust as provided in Article VIII of the Sale and Servicing Agreement.

ARTICLE VI
MISCELLANEOUS PROVISIONS

Section 6.01  Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser, with the consent of the Insurer (which consent shall not be unreasonably withheld), by written agreement signed by the Seller and the Purchaser, with the consent of the Insurer (which consent shall not be unreasonably withheld).

Section 6.02  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

Section 6.03  Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, addressed as follows:

if to the Seller:

First Tennessee Bank National Association
165 Madison Avenue, 8th Floor
Memphis, Tennessee 38103
Tel: (901) 523-4724
Fax: (901) 523-4248
Attn: Charles Rutledge

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

if to the Purchaser:

First Horizon Asset Securities Inc.
4000 Horizon Way
Irving, Texas 75063
Tel: (214) 441-4000
Fax: (214) 441-5312
Attn: Larry Cole

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

If to the Insurer:

at the address designated in the Insurance Agreement.

Section 6.04  Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

Section 6.05  Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 6.06  Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any Series of Notes secured by the Mortgage Loans.

Section 6.07  Intention of the Parties. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser be, and be construed as, an absolute sale thereof for all purposes, other than for tax purposes. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof by the Seller to the Purchaser. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be the property of the Seller or the Purchaser, respectively, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance of the Mortgage Loans provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller to the Purchaser of a security interest in all of the Mortgage Loans, whether now owned or hereafter acquired. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Seller and the Purchaser shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted hereby. The Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and to directly enforce such provisions of this Agreement.

Section 6.08  Successors and Assigns: Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Insurer, the Owner Trustee and the Indenture Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and the Insurer, which consent shall be at the Purchaser's and the Insurer's reasonable discretion, except that the Purchaser acknowledges and agrees that the Seller may with the consent of the Insurer assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of notes secured by such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Owner Trustee and the assignment by the Owner Trustee to the Indenture Trustee, for the benefit of the Class A Noteholders and the Insurer, of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to such Owner Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Owner Trustee or the Indenture Trustee under the Sale and Servicing Agreement and the Indenture. Such enforcement of a right or remedy by the Owner Trustee or the Indenture Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

Section 6.09  Survival. The representations and warranties set forth in Sections 3.01 and 3.02 hereof shall survive the purchase of the Mortgage Loans hereunder.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

FIRST HORIZON ASSET SECURITIES, INC., as Purchaser

By:
Name:
Title

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Purchaser

By:
Name:
Title

STATE OF TEXAS	)
) ss:
COUNTY OF DALLAS	)

On the ______ day of March 2006, before me, a Notary Public in and for said State, personally appeared _______________________________, known to me to be a ___________________________ of First Horizon Asset Securities Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

__________________________
Notary Public

STATE OF TENNESSEE	)
) ss:
COUNTY OF SHELBY	)

On the ____ day of March 2006, before me, a Notary Public in and for said State, personally appeared _______________________________, known to me to be a ___________________________ of First Tennessee Bank National Association, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________
Notary Public